UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 2, 2015

NORTHERN OIL AND GAS, INC.
(Exact name of Registrant as specified in its charter)

Minnesota	001-33999	95-3848122
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

315 Manitoba Avenue – Suite 200 Wayzata, Minnesota	55391
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (952) 476-9800

Not Applicable
___________________________________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filling is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e.4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On January 2, 2015, Northern Oil and Gas, Inc., a Minnesota corporation (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Robert B. Rowling, Cresta Investments, LLC, Cresta Greenwood, LLC and TRT Holdings, Inc. (together, “TRT”), beneficial owners of shares of the Company’s common stock.  The Letter Agreement provides that, upon the terms and subject to the conditions set forth in the Letter Agreement, a committee of disinterested directors of the board of directors of the Company approved, for purposes of Section 302A.673 of the Minnesota Business Corporations Act, the acquisition by TRT and their affiliates of additional shares of the Company’s common stock in excess of 10% of the issued and outstanding shares of the Company’s common stock but less than 20% of the issued and outstanding shares of the Company’s common stock.

The Letter Agreement also provides that (i) if TRT becomes the beneficial owner of twenty percent or more of the Company’s common stock without approval from a committee of disinterested directors from the Company’s board of directors, then TRT may not, for a period of four years, engage in certain extraordinary transactions with the Company, including a merger, tender or exchange offer and certain purchases of securities and assets, (ii) TRT will vote for the Company’s recommended slate of directors at the Company’s 2015 annual meeting of shareholders and (iii) subject to certain exceptions set forth in the Letter Agreement, TRT will not make a proposal regarding certain extraordinary transitions with the Company, including a merger, tender or exchange offer and certain purchases of securities and assets, until the earlier of May 30, 2015 and the Company’s 2015 annual meeting.

The foregoing description of the Letter Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Letter Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On January 5, 2015, the Company issued a press release announcing the execution of the Letter Agreement, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Agreement, dated January 2, 2015 by and among Robert B. Rowling, Cresta Investments, LLC, Cresta Greenwood, LLC, TRT Holdings, Inc. and the Company
99.1	Press Release issued by the Company, dated January 5, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN OIL AND GAS, INC.

By:  /s/ Erik J. Romslo
Erik J. Romslo
Executive Vice President and General Counsel

Date: January 5, 2015

EXHIBIT INDEX

Exhibit Number	Description
10.1	Agreement, dated January 2, 2015 by and among Robert B. Rowling, Cresta Investments, LLC, Cresta Greenwood, LLC, TRT Holdings, Inc. and the Company
99.1	Press Release issued by the Company, dated January 5, 2015